UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

BOINGO WIRELESS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to: Ilan Lovinsky, Esq. Ryan Gunderson, Esq. Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 3570 Carmel Mountain Rd., Suite 200 San Diego, CA 92130 (858) 436-8000

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On May 11, 2016, Boingo Wireless, Inc., a Delaware corporation (“Boingo” or the “Company”), sent an email to employees (included below) in connection with its solicitation of proxies to be used at the Company’s 2016 Annual Meeting of Stockholders to be held on June 9, 2016 at 10:30 a.m. local time at the Hotel Palomar located at 10740 Wilshire Boulevard, Los Angeles, California, 90024 and at any and all adjournments, postponements or reschedulings thereof (the “2016 Annual Meeting”).  The Company filed a definitive proxy statement with the Securities and Exchange Commission on April 28, 2016 and mailed the definitive proxy statement to its stockholders (the “Boingo Proxy Statement”).

Employee Email sent on May 11, 2016

Included below is Boingo’s email to employees, dated May 11, 2016, which provides voting information to employees who hold shares of Boingo’s common stock as of the record date for the 2016 Annual Meeting.

Important Additional Information And Where To Find It

In connection with its solicitation of proxies for the 2016 Annual Meeting of Stockholders, Boingo has filed with the SEC and mailed to stockholders the Boingo Proxy Statement, together with a WHITE proxy card. Boingo, its directors and its executive officers are deemed to be participants in the solicitation of proxies from stockholders in connection with the 2016 Annual Meeting. Information regarding the interests of such participants is included in the Boingo Proxy Statement and other relevant documents filed and to be filed by the Company with the SEC in connection with the proxy solicitation. To the extent holdings of Boingo’s securities change from the amounts shown in the Boingo Proxy Statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE BOINGO PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY BOINGO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders may be able to obtain an additional copy of Boingo Proxy Statement, any amendments or supplements thereto, the accompanying WHITE proxy card, and other documents filed by Boingo with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.boingo.com, by writing to the Company’s Corporate Secretary at Boingo Wireless, 10960 Wilshire Blvd., 23rd Floor, Los Angeles, California 90024, or by calling the Company’s Corporate Secretary at (310) 586-5180.

** WE KNOW THERE WERE SOME SYSTEM ISSUES ON TUESDAY, SO IF YOU VOTED ON TUESDAY VIA THE WEBSITE WWW.PROXYVOTE.COM, PLEASE GO ONLINE AND VOTE AGAIN.**

Dear Boingoites,

All Boingo stockholders (this means all of you!), with vested shares as of April 13, 2016, are entitled to vote NOW for our upcoming Annual Meeting of Stockholders. This year, your vote is extremely important.

In prior years, employee stockholders have only received one set of proxy materials from Boingo.  This year, you will also receive proxy materials from Ides Capital which, in connection with its proxy contest, is soliciting votes in favor of its two director nominees. Over the next few weeks, you may receive subsequent mailings from both Boingo and Ides.  While it may seem somewhat confusing to receive all these mailings and voting cards, this is standard practice in a proxy contest, where only the latest dated vote counts.

The Boingo Board of Directors unanimously recommends that stockholders vote on the WHITE proxy card “FOR”:

•                  Boingo Wireless’ two experienced and highly qualified independent director nominees: Charles Boesenberg and Terrell Jones; and

•                  The ratification of the appointment of PricewaterhouseCoopers LLP as Boingo Wireless’ independent registered public accounting firm for December 31, 2016.

If you hold shares in more than one account, you may receive separate proxy cards for each account. It is very important that you submit a vote for each account.

How to Vote

You are under no obligation to vote for Boingo’s nominees on the WHITE proxy card or to vote at all.  However, if you would like to support Boingo at the Annual Meeting, please take a moment to review the instructions below.

By now you should have received your WHITE proxy card, but if not, you can call E*TRADE at 800-387-2331, press zero and ask for corporate actions.  Then, you just need to ask for your “Control Number” for the WHITE proxy card.  To vote online, simply go to www.proxyvote.com, enter your Control Number, and select your choice for our two proposals. After that, all you need to do is hit submit.  The Boingo Board recommends that stockholders use the Company’s WHITE proxy card to vote “FOR” our experienced candidates by selecting “FOR ALL”.

If you have any doubts as to whether you have voted WHITE proxy cards for all your accounts, there absolutely is no harm in simply voting again on the WHITE proxy card. Only the latest dated proxy card that you vote will count.

If you have any questions, please ask me or call Mackenzie Partners, Inc., the proxy solicitor assisting us with the Annual Meeting, at (800) 322-2885 or by email at proxy@mackenziepartners.com.

Thank you for your continued hard work and dedication to Boingo.

Bethany

p.s. Please see important additional information about Boingo’s proxy materials below.

And now a word from our lawyers:

Important Additional Information And Where To Find It

In connection with its solicitation of proxies for the 2016 Annual Meeting of Stockholders, Boingo Wireless, Inc. has filed with the SEC and mailed to stockholders a definitive proxy statement dated April 28, 2016 together with a WHITE proxy card. Boingo, its directors and its executive officers are deemed to be participants in the solicitation of proxies from stockholders in connection with the 2016 Annual Meeting. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by the Company with the SEC in connection with the proxy solicitation. To the extent holdings of Boingo’s securities change from the amounts shown in the definitive proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY BOINGO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders may be able to obtain an additional copy of definitive proxy statement, any amendments or supplements thereto, the accompanying WHITE proxy card, and other documents filed by Boingo with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.boingo.com, by writing to the Company’s Corporate Secretary at Boingo Wireless, 10960 Wilshire Blvd., 23rd Floor, Los Angeles, California 90024, or by calling the Company’s Corporate Secretary at (310) 586-5180.